Exhibit 99.1

Investor Presentation

November 1, 2005

FIRST CASH

FINANCIAL SERVICES

Investor contact information:

FCFS NASDAQ LISTED

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FIRST CASH
FINANCIAL SERVICES

Recognition and Rankings

Forbes

FSB
FORTUNE SMALL BUSINESS

Russell
2000®
INDEX

Nov. 2005

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Store Counts

FIRST CASH
FINANCIAL SERVICES

158
46
4
108
190
59
29
102
235
75
60
100
284
87
100
97
313
94
123
96
2001
2002
2003
2004
Sept 2005
Payday Advance Stores
Mexico Pawn Stores
U.S. Pawn Stores

Nov. 2005

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Geographic Markets & Product Offerings

FIRST CASH
FINANCIAL SERVICES

3
7
15
11
26
3
25
27
31
58
52
3
3
10
21
2
7
D.C.
7
2
Pawn stores
Pawn stores with payday advance/credit services
Payday advance/credit services stores

Locations in:
- 11 states in the U.S.
- 6 states in Mexico

Nov. 2005

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Revenue Mix

Trailing 12 Months Ended Sept. 30, 2005

FIRST CASH
FINANCIAL SERVICES

Millions
$100
$80
$60
$40
$20
$0
Revenues
Gross Profit
Total Revenues
(Trailing 12 months):
$199 million
Merchandise Sales
Payday Advance & Credit Services Fees
Pawn Service Fees
Check Cashing & Other

Nov. 2005

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Pawn Retail Metrics

Year to Date (through Q3):

Composition of Pawn Inventory

Jewelry 56%
Electronics 25%
Tools 7%
Other 12%

Nov. 2005

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Pawn Receivables

Millions
$30
$25
$20
$15
$10
$5
$0
2001
2002
2003
2004
Sept 2005
Mexico Pawn
U.S. Pawn

Nov. 2005

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Superior Performance & Financial Position

FIRST CASH
FINANCIAL SERVICES

Nov. 2005

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Earnings Per Share Growth

2005 Estimate: $1.50 to $1.53
$1.22
$0.97
$0.76
$0.58
Q 4
Q 3
Q 2
Q 1
$0.18
$0.13
$0.11
$0.16
$0.23
$0.18
$0.15
$0.20
$0.29
$0.25
$0.19
$0.24
$0.36
$0.31
$0.25
$0.30
$0.39
$0.32
$0.36
2001
2002
2003
2004
2005

Nov. 2005

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Consistency of Earnings

FIRST CASH
FINANCIAL SERVICES

Trailing 12 Months
Diluted Earnings per Share
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Sep 01
Dec 01
Mar 02
Jun 02
Sep 02
Dec 02
Mar 03
Jun 03
Sep 03
Dec 03
Mar 04
Jun 04
Sep 04
Dec 04
Mar 05
Jun 05
Sep 05

Nov. 2005

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Operational Focus

FIRST CASH
FINANCIAL SERVICES

Pre-Tax Operating Income as Percentage of Revenues
20%
15%
10%
5%
0%
2001
2002
2003
2004

Nov. 2005

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Net Cash Position

Millions
$40
$30
$20
$10
$0
-$10
-$20
-$30
-$40
-$50
Cash
Interest Bearing Debt
2000
2001
2002
2003
2004
Sept 2005

Nov. 2005

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FIRST CASH
FINANCIAL SERVICES

Utilization of Free Cash Flows

STARBUCKS COFFEE
FirstCashAdvance
CHECKS CASHED • PAYDAY LOANS

Nov. 2005

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Balance Sheet

Millions
$123
$49
$74
$131
$44
$87
$140
$23
$117
$161
$17
$144
$170
$17
$153
Assets
Liabilities
Equity
2001
2002
2003
2004
Sept 2005

Nov. 2005

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Growth Strategy

FIRST CASH
FINANCIAL SERVICES

Nov. 2005

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New Store Openings

FIRST CASH
FINANCIAL SERVICES

2005 Projection:
Approximately 55 - 60 New Stores

New Stores
60
50
40
30
20
10
0
18
38
47
52

	2001	2002	2003	2004	2005
4th Qtr	11	14	13	12	
3rd Qtr	3	10	12	13	9
2nd Qtr	3	6	11	13	10
1st Qtr	1	8	11	14	15

Nov. 2005

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FIRST CASH
FINANCIAL SERVICES

Mexico Pawn Demographics

Cuautitlán
Tlalnepantla
Texcoco
Cerro Tláloc
4150
MEXICO CITY
Chalco
Amecameca
Iztaccíhuatl
5286
Chiautzingo
Volcán
Calpan
Popocatépetl
5452

Nov. 2005

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Mexico Expansion Markets

2004 Presence

TEXAS
CHIHUAHUA
COAHUILA
DURANGO
NUEVO LEON
TAMILIPAS

2005 expansion includes Baja California markets

Nov. 2005

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FIRST CASH
FINANCIAL SERVICES

New Store Financial Model

Cap Ex - Leasehold improvements - Computer & security equipment	$80,000 to $125,000
Working Capital (first year) - Operating cash -Loan funding -Inventory (pawn only)	$80,000 to $150,000
Start-up Losses - Pre-opening - First six months of operation	$40,000 to $60,000
Totals	**$200,000 to $335,000**

Nov. 2005

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FIRST CASH

FINANCIAL SERVICES

Investor contact information:

FCFS NASDAQ LISTED

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Investor Presentation
November 1, 2005

[GRAPHIC APPEARS HERE]

Investor contact information:
• Phone:	817.505.3199
• Email:	investorrelations@firstcash.com
• Website:	www.firstcash.com

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Safe Harbor Statement

•

Certain statements included in this presentation which are not historical in nature – including statements regarding the company’s and/or management’s strategies, beliefs, expectations, plans for new stores, plans and expected results for new products and services, projections of earnings and revenues, expected effect of regulatory pronouncements, potential legislation, or other predictions of the future – are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the Safe Harbor provisions for forward-looking statements contained in such Act.

•

Forward-looking statements are made based on assumptions involving certain known and unknown risks and uncertainties – many of which are beyond the company’s control – and other important factors that could cause actual results, performance or achievements to differ materially from expectations expressed or implied by such forward-looking statements.  These risk factors and uncertainties are listed from time to time in the company’s filings with the Securities and Exchange Commission, including – but not limited to – our annual reports on Form 10-K for the years ending December 31, 2003 and 2004 and our reports on Form 10-Q for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005.

Nov. 2005

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Company Overview

•	Leading provider of specialty consumer finance products

	–	Pawn loans and related retail

	–	Payday advances and credit services

•	Superior performance metrics and financial position

•	Significant growth through store expansion strategy

	–	Mexico pawn stores

	–	U.S. payday advance stores

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Nov. 2005

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Recognition and Rankings

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•	Forbes 200 Best Small Companies

	–	Recognized for four consecutive years: 2002, 2003, 2004 & 2005

•	Fortune Small Business 100

	–	America’s Fastest Growing Small Companies

	–	Recognized for two consecutive years: 2004 & 2005

•	Russell 2000 Index

	–	Added as component company effective June 25, 2004

Nov. 2005

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Company History

1988	Founded – 3 pawn stores in Texas

Early 90’s	Goes public; multi-state pawn store roll-up acquisitions

Late 90’s	Payday lending acquisitions; introduction of payday product in pawn stores

First pawn stores opened in Mexico

2001 to present	Expansion through new store openings: U.S. payday & Mexico pawn

2005	Introduction of credit services product

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Nov. 2005

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Store Counts

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Nov. 2005

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Geographic Markets & Product Offerings

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Nov. 2005

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Revenue Mix
Trailing 12 Months Ended Sept. 30, 2005

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Nov. 2005

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Pawn Products

•	Pawn loans

	–	30 day loan

	–	10% to 20% monthly service fee

	–	Secured by personal property

	–	Many customers are unbanked or under-banked – no credit check required

•	Pawn-related retail

	–	Merchandise sales of forfeited pawn collateral

	–	Primarily jewelry, consumer electronics & tools

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Nov. 2005

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Pawn Retail Metrics

Year to Date (through Q3):

•	Total merchandise margins	40%
•	Retail margins (excludes scrap jewelry sales)	44%
•	Inventory turns	3.2x

Composition of Pawn Inventory

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Nov. 2005

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Pawn Receivables

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Nov. 2005

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Payday Advance Product

•	Payday Advances

	–	7 to 31 day loan

	–	Requires proof of employment and bank account

	–	Secured by personal check held until due date

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•	Financial Metrics

	–	15% to 18% service charge per advance

	–	Annual loss provision in a range of 20% to 25% of service charges collected

Nov. 2005

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Payday Advance Regulatory Landscape

•	Payday advances currently provided for under existing regulations in 38 states

	–	First Cash writes payday advances directly in seven of these states

•	In Texas, the current payday law does not provide for a sufficient service fee

	–	As an alternative to traditional payday advances, First Cash has adopted a credit services (“CSO”) model

Nov. 2005

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Credit Services Model
Utilized in Texas

•	Texas Finance Code Section 393 provides for credit service organizations (“CSO”s)

•	CSO provides customers access to a short-term loan funded by an independent consumer lending company

	–	Customer pays fee to CSO for its services:

		•	processing of application

		•	providing letter of credit

		•	disbursement and collection of lender funds

	–	Customer pays interest to lender (at less than 10% APR)

Nov. 2005

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Comparison of Texas
Bank Model to CSO Model

	Former Bank-Funded Payday Model	New CSO Model

Maximum loan amount	$500	$1,000
Rate charged to customers	18% per loan	20% CSO fee per loan*
Net fee realized by First Cash	Approx. 16% per loan	20% per loan
Expected loss provision (as % of fee)	20% to 25%	20% to 25%

* - In addition, customer pays small interest charge to third-party lender. Interest capped at 10% APR.

Nov. 2005

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Superior Performance & Financial Position

•	Operating results

	–	Industry leading performance metrics

	–	Consistent growth

	–	Increasing margins

•	Financial Position

	–	Debt-free

	–	Strong cash flows

Nov. 2005

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Third Quarter 2005 Highlights

•	Q3 diluted EPS of $0.39

	–	Up 26% over prior year

	–	Ahead of $0.37 consensus

•	19th consecutive quarter of double-digit EPS growth

•	Significant year-to-date net growth

	–	Diluted EPS up 23%

	–	Net income up 21%

Nov. 2005

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Earnings Per Share Growth

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Nov. 2005

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Consistency of Earnings

Trailing 12 Months Diluted Earnings per Share

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Trailing 12 Months Diluted Earnings per Share from Continuing Operations; Reflects Three-for-Two Stock Split on April 6, 2004

Nov. 2005

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Operational Focus

Pre-Tax Operating Income as Percentage of Revenues

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•	Attention to key operational metrics:

	–	Loan growth

	–	Loan yields

	–	Retail margins

	–	Inventory management

•	Expense control important part of corporate culture

•	Sales associate & manager compensation plans reward store profitability

Nov. 2005

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Net Cash Position

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Nov. 2005

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Utilization of
Free Cash Flows

•	Growth funded from current cash flows

	–	Loan growth at new & existing stores

	–	Capital expenditures for new stores

	–	Start-up costs for new stores

•	Repurchased $24 million of stock over past 15 months

Nov. 2005

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Balance Sheet

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Nov. 2005

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Growth Strategy

•	New store openings in multiple markets

	–	United States

	–	Mexico

•	Multiple products

	–	Pawn loans & related retail

	–	Payday advances

	–	Credit services

Nov. 2005

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New Store Openings

2005 Projection:
Approximately 55 - 60 New Stores

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Nov. 2005

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Mexico Pawn Demographics

•	Over 80% of the population is estimated to be “unbanked”

•	88% of all consumer transactions are made in cash

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Nov. 2005

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Mexico Expansion Markets

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Nov. 2005

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New Store Financial Model

Cap Ex	$80,000 to $125,000
- Leasehold improvements
- Computer & security equipment
Working Capital (first year)	$80,000 to $150,000
- Operating cash
- Loan funding
- Inventory (pawn only)
Start-up Losses	$40,000 to $60,000
- Pre-opening
- First six months of operation
Totals	$200,000 to $335,000

Nov. 2005

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First Cash Summary

•	Industry leader

	–	Operational focus

	–	Strong cash flows and no debt

	–	19 consecutive quarters of double digit EPS growth

•	Well-defined expansion strategy

	–	New store opening model

	–	Multiple product lines

	–	Geographic diversification

•	Meaningful growth goals

	–	20% annual increase in store counts

	–	Short & long-term EPS growth

Nov. 2005

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Investor contact information:
• Phone:	817.505.3199
• Email:	investorrelations@firstcash.com
• Website:	www.firstcash.com

[GRAPHIC APPEARS HERE]